Exhibit 99.1

Spansion Inc. Reports First Quarter 2012 Results

Sunnyvale, California, April 26, 2012 — Spansion Inc. (NYSE: CODE), a leading provider of Flash memory solutions, today announced operating results for its first fiscal quarter ended March 25, 2012.

On a U.S. GAAP basis, Spansion reported first quarter net sales of $219 million, gross margin of 27.1%, operating loss of $4 million and net loss of $13 million.

On a non-GAAP basis, adjusted net sales totaled $219 million, adjusted gross margin was 30.7%, adjusted operating income was $14 million and adjusted net income was $4 million.

For reconciliation of GAAP to non - GAAP results, see accompanying tables “Reconciliation of US GAAP to Non-GAAP financial measures on page 9.

First Quarter 2012 Financial Highlights:

•	Revenue of $219 million

•	Non-GAAP adjusted gross margin of 30.7%

•	Non-GAAP adjusted operating income of $14 million or 6.2% of revenue

•	Adjusted EBITDA of $32 million

First Quarter 2012 Business Highlights:

•	Continued market leadership and focused execution drove a strong quarter

•	Well-positioned for accelerated revenue with Embedded SLC NAND announcement

•	512Mb added to industry-preferred high-performance SPI portfolio

•	Voice recognition alliance driving differentiated solutions for Automotive

•	Record design wins - 454 design wins in Q1 across all segments

“Our strategy continues to focus on leading the embedded Flash memory market and proliferating our technology and products across electronics around the world. In the first quarter, we delivered strong earnings, achieved our profitability targets and grew market share,” said John Kispert, president and CEO of Spansion. “With our broad product portfolio, strategic partnerships and focused execution, we are confident in our ability to continue driving future growth.”

Quarterly Conference Call and Accompanying Slide Presentation

Spansion will host a conference call Thursday, April 26, 2012 at 1:30 pm PDT / 4:30 pm EDT to discuss its fourth quarter 2011 results. A live webcast of the conference call, together with a slide presentation that includes supplemental financial information and reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, can be accessed through the investor relations section of Spansion’s website at http://investor.spansion.com/.

Dial-in: 1-866-783-2144 (US), 1-857-350-1603 (International), Passcode: 65355301

An audio replay will be available within two hours of the call and may be accessed via dial-in at 1-888-286-8010 (US), 1-617-801-6888 (International), with the Passcode 99512782 or by webcast on the investor relations section of Spansion’s website at http://investor.spansion.com/.

First Quarter 2012 Results

U.S. GAAP results, in $millions except per share data and percentages

	Q1 2012	Q4 2011	Q1 2011
Net Sales	$218.8	$220.0	$292.9
Gross Margin	27.1%	1.0%	23.5%
Operating Loss	($4.0)	($63.9)	($0.7)
Operating Margin	(1.8%)	(29.0%)	(0.3%)
Net loss attributable to Spansion Inc. common stockholders	($13.1)	($74.4)	($14.1)
Diluted EPS	($0.22)	($1.25)	($0.23)

Non-GAAP Results, in $millions except per share data and percentages

	Q1 2012	Q4 2011 (non-GAAP excl. inventory reserves)	Q1 2011
Adjusted Net Sales	$218.8	$220.0	$294.3
Adjusted Gross Margin	30.7%	24.2%	35.8%
Adjusted Operating Income	$13.6	$3.3	$43.0
Adjusted Net Income/(Loss)	$4.4	($7.3)	$29.6
Adjusted EBITDA	$32.4	$24.8	$66.6
Adjusted Diluted EPS	$0.07	($0.12)	$0.45

Business Outlook

For the second quarter of 2012, Spansion estimates U.S. GAAP net sales in the range of $220 million to $235 million and GAAP diluted net income per share of $0.34 to $0.43.

The following charges are included in the guidance above:

($ in millions) Favorable/(Unfavorable)	COGS	Net Income
Intangible Amortization	(7)	(7)
Stock Based Compensation	(1)-(2)	(8)-(9)
Restructuring Gain	28-32	27-30
Total	20-23	12-14

Excluding the above items, second quarter 2012 non-GAAP gross margin is expected to be 34% to 37%, and non-GAAP diluted EPS is expected to be between $0.15 and $0.21.

Use of Non-GAAP Financial Information

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for or superior to, the company’s financial results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with U.S. GAAP. A reconciliation of each non-GAAP financial measure to the most direct, comparable GAAP financial measure is included below.

Upon emergence from bankruptcy on May 10, 2010, Spansion adopted fresh start accounting in accordance with U.S. GAAP. The adoption of fresh start accounting resulted in Spansion becoming a new entity for financial reporting purposes, whereby the U.S. GAAP financial statements on or after May 10, 2010 are not comparable to the financial statements prior to that date. Fresh start accounting required resetting the historical net book values of Spansion’s assets and liabilities to the related fair values.

About Spansion

Spansion’s (NYSE: CODE) technology is at the heart of electronics systems, powering everything from the internet of today to the smart grid of tomorrow, positively impacting people’s daily lives at work and play. Spansion’s broad Flash memory product portfolio, smart innovation and industry leading service and support are enabling customers to achieve greater efficiency and success in their target markets. For more information, visit http://www.spansion.com.

Spansion®, the Spansion logo, MirrorBit®, MirrorBit® Eclipse™ and combinations thereof, are trademarks and registered trademarks of Spansion LLC in the United States and other countries. Other names used are for informational purposes only and may be trademarks of their respective owners.

Cautionary Statement

This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements. The risks and uncertainties include the company’s ability to: execute its business strategy; drive new design wins; reduce operating expenses; strengthen customer relations; accelerate the adoption of new products and obtain the anticipated cost savings. Additional risks related to the company’s emergence from bankruptcy include: any negative impact on the company’s business, results of operations, financial position or cash management arrangements; and the negative impact on relationships with employees, customers, suppliers, contract manufacturers and other stakeholders. In addition, the instability of the global economy and tight credit markets could continue to adversely impact the company’s business in several respects, including adversely impacting: the credit quality and insolvency risk of the company and its customers and business partners, including suppliers and distributors; bookings; and demand for Spansion products. The company urges investors to review in detail the risks and uncertainties discussed in the company’s Securities and Exchange Commission filings, including but not limited to the company’s most recent Annual Report on Form 10-K for fiscal 2011 and Quarterly Reports on Form 10-Q. Unless otherwise required by applicable laws, the company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Press Contact:	Investor Relations:

Michele Landry	Ajay Bhatia
Spansion Inc.	Spansion Inc.
+1.408.616.3817	+1.408.616.5018
michele.landry@spansion.com	ajay.bhatia@spansion.com

Company News:	Investor Relations Web site:

http://www.spansion.com/	http://investor.spansion.com/

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In thousands, except per share amounts)

	Three Months Ended March 25, 2012	Three Months Ended December 25, 2011	Three Months Ended March 27, 2011
Net sales	$218,758	$220,015	$292,937
Cost of sales	159,560	217,810	224,165

Gross Profit	59,198	2,205	68,772

Research and development	26,041	24,525	29,829
Sales, general and administrative	32,640	29,273	39,683
Restructuring charges	4,518	12,295	—

Operating loss	(4,001)	(63,888)	(740)
Interest & other income	1,505	2,721	747
Interest expense	(7,681)	(7,687)	(9,058)

Loss before income taxes	(10,177)	(68,854)	(9,051)
Provision for income taxes	(3,445)	(5,649)	(5,097)

Net loss	(13,622)	$(74,503)	$(14,148)
Less: Net loss attributable to non-controlling interest	(503)	(134)	—

Net income (loss) attributable to Spansion Inc.	$(13,119)	$(74,369)	$(14,148)

Net loss per common share attributable to Spansion Inc. common stockholders
Basic	$(0.22)	$(1.25)	$(0.23)
Diluted	$(0.22)	$(1.25)	$(0.23)

Shares used in per share calculation
Basic	59,676	59,574	62,140
Diluted	59,676	59,574	62,140

Spansion Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In thousands)

	March 25, 2012	December 25, 2011	March 27, 2011
Assets
Current assets:
Cash and cash equivalents	$197,025	$194,850	$283,435
Short-term investments	63,842	67,855	24,979
Accounts receivable, net	112,988	110,343	158,096
Inventories	159,689	174,089	178,428
Deferred income taxes	5,176	6,275	7,258
Prepaid expenses and other current assets	35,110	29,494	57,254

Total current assets	573,830	582,906	709,450

Property, plant and equipment, net	182,900	209,227	245,743
Intangible assets	170,507	177,721	192,722
Goodwill	167,053	167,219	161,936
Other assets	61,021	54,072	36,926

Total assets	$1,155,311	$1,191,145	$1,346,777

Liabilities and Equity
Current liabilities:
Accounts payable	62,387	79,560	97,498
Accrued compensation and benefits	30,448	30,676	32,467
Other accrued liabilities	55,253	52,598	97,544
Deferred income	17,532	18,223	27,184
Current portion of long-term debt and obligations under capital leases	12,951	4,222	25,221
Income taxes payable	2,779	1,702	4,158
Deferred income taxes, short-term	370	360	—

Total current liabilities	181,720	187,341	284,072

Deferred income taxes	5,032	6,135	4,728
Long-term debt, less current portion	423,056	445,177	427,549
Other long-term liabilities	29,047	29,951	28,567

Total liabilities	638,855	668,604	744,916

Class A Common stock, $0.001 par value, 150,000,000 shares authorized, 59,846,834 shares issued and outstanding	60	60	63
Class B common stock, $0.001 par value, 1 share authorized, 1 share issued and outstanding		—	—
Additional paid in capital	683,025	675,309	714,259
Accumulated deficit	(165,696)	(152,578)	(110,839)
Accumulated other comprehensive loss	(1,807)	(1,628)	(1,622)

Total Spansion Inc. stockholders’ equity	515,582	521,163	601,861
Non-controlling interest	874	1,378	—

Total equity	516,456	522,541	601,861

Total liabilities and stockholders’ equity	$1,155,311	$1,191,145	$1,346,777

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(In thousands)

	Three Months Ended March 25, 2012	Three Months Ended December 25, 2011	Three Months Ended March 27, 2011
Cash Flows from Operating Activities:
Net loss	$(13,622)	$(74,503)	$(14,148)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Depreciation and amortization	25,642	27,906	52,083
Gain on liquidation of auction rate securities	(1,059)	—	—
Provision for deferred income taxes	126	7,249	(1,457)
Net gain on sale and disposal of property, plant and equipment	(163)	(438)	(648)
Asset impairment charges	2,070	11,945	2,683
Compensation recognized under employee stock plans	6,447	4,977	4,548
Amortization of inventory fresh start markup	—	—	6,787
Changes in operating assets and liabilities	(4,508)	11,608	(78,758)

Net cash provided by (used for) operating activities	14,933	(11,256)	(28,910)

Cash Flows from Investing Activities:
Proceeds from sale of property, plant and equipment	4,227	840	2,139
Purchase of property, plant and equipment	(9,229)	(26,835)	(6,053)
Proceeds from liquidation of auction rate securities	1,059	—	—
Purchase of marketable securities	(34,383)	(20,305)	—
Proceeds from maturities of marketable securities	38,396	17,714	—

Net cash provided by (used for) investing activities	70	(28,586)	(3,914)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock due to options exercised	1,269	—	—
Payments on debt and capital lease obligations	(13,632)	(696)	(1,463)
Cash settlement on hedging activities	(268)	(268)	(268)
Purchase of bankruptcy claims	—	—	(12,000)

Net cash used for financing activities	(12,631)	(964)	(13,731)

Effect of exchange rate changes on cash and cash equivalents	(197)	136	696

Net increase / (decrease) in cash and cash equivalents	2,175	(40,670)	(45,859)
Cash and cash equivalents at the beginning of period	194,850	235,520	329,294

Cash and cash equivalents at end of period	$197,025	$194,850	$283,435

Use of Non-GAAP Financial Information

To provide investors and others with additional information regarding Spansion’s operating results, we have disclosed in this press release certain non-GAAP financial measures, including Adjusted net sales, Adjusted operating income, Adjusted net income, and Adjusted EBITDA. These non-GAAP financial measures are a supplement to, and not a substitute for or superior to, the company’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP financial measures are provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results, as well as the impact of fresh start accounting. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Spansion has provided a reconciliation of the non-GAAP financial measures used in this release to the most directly comparable GAAP financial measures:

•

Adjusted net sales differs from GAAP net sales in that it includes revenue lost from product sell-through that was physically located with the distributors as of the date of emergence from Chapter 11 proceedings.

•

Adjusted operating income differs from GAAP operating income in that it excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring charges, stock compensation expense and other bankruptcy related charges or credits.

•

Adjusted net income differs from GAAP net income in that it (i) excludes the impact of non-recurring items, fresh start accounting related adjustments, stock compensation expense, litigation expenses with Samsung, one-time restructuring and reorganization charges or credits, (ii) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings and ((iii) is adjusted for the associated tax impact of all these changes.

•

Adjusted EBITDA differs from GAAP net income in that it (i) excludes interest expenses, taxes, depreciation, amortization, net loss attributable to non-controlling interest and stock based compensation charges, (ii) excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring or inventory reserves related to restructuring, reorganization charges or credits and write-off of financing costs completed prior to emergence from bankruptcy and (iii) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings.

Management believes these non-GAAP financial measures:

•

Reflect Spansion’s ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in Spansion’s business, as they exclude expenses that are not reflective of ongoing operating results;

•

Provide useful information to investors and others in understanding and evaluating Spansion’s operating results and future prospects in the same manner as management and in comparing financial results across accounting periods;

•

Reflect net sales for the company more accurately as inventory at the distributors, when sold-through, would not be recognized as revenue per fresh start accounting. The company intends to collect cash from the distributors and this adjustment is non-cash in nature;

•

Provide additional view of the performance of the company by adding interest expenses, taxes, depreciation and amortization to the net income. Further adjustments due to fresh start accounting, litigation expenses with Samsung, and stock based compensation charges attempt to exclude items that are either non-cash or non-recurring in nature.

To enable investors to assess the company’s compliance with financial covenants under its debt instruments Spansion’s term loan has maintenance financial covenants that use EBITDA as part of the measures, e.g. Consolidated Leverage ratio, which is a ratio of Indebtedness to Consolidated EBITDA; and Consolidated Interest Coverage Ratio which is a ratio of Consolidated EBITDA to interest expenses.

Reconciliation of U.S. GAAP to Non-GAAP Adjusted Financial Measures

Net Sales to Non-GAAP Net Sales

($ in millions)	Q1 2012	Q4 2011	Q1 2011
GAAP net sales	$218.8	$220.0	$292.9
Add: Net sales lost due to fresh start accounting	—	—	1.4

Non-GAAP Net Sales	$218.8	$220.0	$294.3

Operating Loss to Non-GAAP Adjusted Operating Income

($ in millions)	Q1 2012	Q4 2011	Q1 2011
GAAP operating loss	$(4.0)	$(63.9)	$(0.7)
Net sales lost due to fresh start accounting	—	—	1.4
Add: Depreciation	—	—	23.1
Add: Amortization from intangibles	6.7	6.4	5.2
Add: Inventory Mark-Up	—	—	6.7
Add: Deferred COGS	—	—	(0.2)
Add: Litigation expense (credits) related to Samsung	—	(1.0)	3.0
Add: Restructuring charges	4.5	12.3	—
Add: Asset impairment charges	—	11.1	—
Add: Stock compensation expense	6.4	5.0	4.5

Non-GAAP Operating Income / (Loss)	$13.6	$(30.1)	$43.0
Add: Inventory reserves related to restructuring	—	33.4	—

Non-GAAP Adjusted Operating Income excluding inventory reserves	$13.6	$3.3	$43.0

Net Loss to Non-GAAP Adjusted Net Income / (Loss)

($ in millions)	Q1 2012	Q4 2011	Q1 2011
GAAP net loss	$(13.1)	$(74.4)	$(14.1)
Net sales lost due to fresh start accounting	—	—	1.4
Add: Depreciation	—	—	23.1
Add: Amortization of intangibles	6.7	6.4	5.2
Add: Inventory Mark-Up	—	—	6.7
Add: Deferred COGS	—	—	(0.2)
Add: Litigation expense (credit) related to Samsung	—	(1.0)	3.0
Add: Restructuring charges	4.5	12.3	—
Add: Asset impairment charges	—	11.1	—
Add: Stock compensation expense	6.4	5.0	4.5
Less: Amortization of intangibles relating to non-controlling interest	(0.1)	(0.1)	—

Non-GAAP Net Income / (Loss)	$4.4	$(40.7)	$29.6

Add: Inventory reserves related to restructuring	—	33.4	—
Non-GAAP Adjusted Net Loss excluding inventory reserves	$4.4	$(7.3)	$29.6

Net Loss to Adjusted EBITDA

($ in millions)	Q1 2012	Q4 2011	Q1 2011
GAAP Net Loss	$(13.1)	$(74.4)	$(14.1)
Add: Interest	6.2	5.0	8.3
Add: Taxes	3.4	5.6	5.1
Add: Depreciation and amortization	25.1	27.9	51.9
Add: Restructuring charges	4.5	12.3	—
Add: Fresh start adjustments	—	—	7.9
Add: Asset impairment charges	—	11.1	—
Add: Litigation expense (credit) related to Samsung	—	(1.0)	3.0
Add: Stock based compensation charges	6.4	5.0	4.5
Less: Amortization of intangibles relating to non-controlling interest	(0.1)	(0.1)	—

Adjusted EBITDA	$32.4	$(8.6)	$66.6
Add: Inventory reserves related to restructuring	—	33.4	—

Adjusted EBITDA excluding inventory reserves	$32.4	$24.8	$66.6